UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 13, 2004

Lifecore Biomedical, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	O-4136	41-0948334

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3515 Lyman Boulevard Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 952-368-4300

Item 7. Financial Statements and Exhibits

(c) The following exhibit is being furnished herewith:

99.1 Press release dated January 13, 2004

Item 12. Results of Operation and Financial Condition

On January 13, 2004, Lifecore Biomedical, Inc. (“Lifecore”) issued a press release setting forth Lifecore’s Fiscal 2004 second quarter financial results. A copy of Lifecore’s press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.

Dated:	January 15, 2004	/s/ James W. Bracke James W. Bracke President & Chief Executive Officer

Exhibit Index

99.1	Press release dated January 13, 2004